UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

BOFI HOLDING, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
☐ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BOFI HOLDING, INC.

September 19, 2005

Dear Shareholder:

The Board of Directors and I would like to extend you a cordial invitation to attend the Annual Meeting of Shareholders of BofI Holding, Inc. (the “Company”).  The meeting will be held on Friday, October 14, 2005 at 8:00 AM at the Marriott Hotel – Carmel Valley/Del Mar, 11966 El Camino Real, San Diego, CA 92130.

The attached Notice of Annual Meeting and Proxy Statement describe in detail the matters to be acted on at the meeting.  We also will discuss the operations of the Company and its wholly owned subsidiary including, in particular, Bank of Internet USA (the “Bank”). Your participation in Company activities is important, and we hope you will attend.

Whether or not you plan to attend the meeting, please be sure to complete, sign, date and return the enclosed proxy card in the accompanying postage-paid reply envelope, so that your shares may be voted in accordance with your wishes.  Returning the enclosed proxy will not prevent you from voting in person if you choose to attend the Annual Meeting.

Sincerely,

/s/ Gary Lewis Evans
Gary Lewis Evans
President & CEO

12777 High Bluff Drive, Suite 100, San Diego, CA 92130 858/350-6200

BOFI HOLDING, INC.

12777 High Bluff Drive #100

San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 14, 2005

NOTICE TO THE SHAREHOLDERS OF BOFI HOLDING, INC.

The 2005 Annual Meeting of Shareholders of BofI Holding, Inc. (the “Company”) will be held at the Marriott – Carmel Valley/Del Mar, 11966 El Camino Real, San Diego, CA 92130, on Friday, October 14, 2005 at 8:00 AM, Pacific Time, for the following purposes:

1.               Election of Directors.  To elect the following three nominees to serve as directors for a three-year term and until their successors are elected and have qualified:

Theodore C. Allrich, John Gary Burke and Michael A. Chipman

2.               To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 2, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

By order of the Board of Directors,

/s/ Gary Lewis Evans
September 19, 2005	Gary Lewis Evans
President and CEO

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU SHOULD COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY.  RETURNING THE ENCLOSED PROXY WILL ASSURE THAT YOUR VOTE WILL BE COUNTED AND IT WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING.

BOFI HOLDING, INC.

12777 High Bluff Drive #100

San Diego, CA 92130

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held at 8:00 A.M., Pacific Time, October 14, 2005

INTRODUCTION

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of BofI Holding, Inc., a Delaware corporation (the “Company”), for use at the 2005 Annual Meeting of Shareholders, which will be held on Friday, October 14, 2005, at 8:00 A.M., Pacific Time, at the Marriott Hotel - Carmel Valley/Del Mar, 11966 El Camino Real, San Diego, CA 92130, and at any adjournment or postponement thereof (the “Annual Meeting”).  This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about September 19, 2005.

YOUR VOTE IS IMPORTANT.  PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING THE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Some shareholders may have their shares registered in different names or hold shares in different capacities.  For example, a shareholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust.  In that event, you will receive multiple copies of this Proxy Statement and multiple proxy cards.  If you want all of your votes to be counted, please be sure to sign, date and return all of those proxy cards.

Who May Vote?

If you were a shareholder on the records of the Company at the close of business on September 2, 2005, you may vote at the 2005 Annual Meeting, either in person or by proxy.  On that day, there were 8,299,823 shares of our common stock outstanding and entitled to be voted.

How Many Votes Do I Have?

Each share is entitled to one vote; except that if any shareholder in attendance at the Annual Meeting announces an intention to cumulate votes in the election of directors prior to the voting, then all shareholders will be entitled to cumulate votes in that election.  In an election of directors held by cumulative voting, each shareholder is entitled to cast a number of votes that is equal to the number of directors to be elected (which at this Annual Meeting will be three) multiplied by the number of shares which the shareholder is entitled to vote at the Meeting, and to cast all of those votes for a single nominee or to distribute them among any three or more of the nominees in such proportions as the shareholder may choose.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares in person.  The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

A properly executed proxy received by us prior to the Annual Meeting, and not revoked, will be voted as directed by the shareholder on that proxy.  If a shareholder provides no specific direction, the shares will be voted FOR the election of the Directors nominated by the Board.

If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy.  However, if your stock is held in a brokerage account or by a nominee, please read the information below under caption “Voting Shares Held by Brokers, Banks and Other Nominees” and “Vote Required” regarding how your shares may be voted.

How Do I Vote?

Voting by Proxy.  Shareholders may complete, sign, date and return their proxy cards in the postage-prepaid return envelope provided.  If you sign and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors (except, as described below, for shares held by brokers, banks and other nominees).  If you forget to sign you proxy card, your shares cannot be voted.  However, if you sign your proxy card but forget to date it, your shares will still be voted as you have directed.  You should, however, date your proxy card, as well as sign it.

Voting In Person at the Annual Meeting.  In the alternative, you may attend the Annual Meeting and vote in person.  However, if your shares are held in a brokerage account or by a nominee holder, you will need to contact the broker or the nominee holder to obtain a proxy that will enable you to vote your shares in person at the Annual Meeting.

Voting Shares Held by Brokers, Banks and Other Nominees

If you hold your shares of common stock in a broker, bank or nominee account, you are the “beneficial owner” of those shares, holding them in “street name.”  In order to vote your shares, you must give voting instructions to your broker, bank, or other intermediary who is the “nominee holder” of your shares.  We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our common stock.  Proxies that are transmitted by nominee holders on your behalf will count toward a quorum and will be voted as instructed by you as beneficial holder of the shares.  If you fail to provide voting instructions to your broker or other nominee, your broker or other nominee will have discretion to vote your shares at the Annual Meeting for the election of the Board’s Director nominees (unless there is a “counter-solicitation” or your broker has knowledge of a “contest,” as those terms are used in the New York Stock Exchange Rules).

Vote Required

Quorum Requirement.  Our Bylaws require that a quorum – that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting – be present, in person or by proxy, before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Votes Required to Elect Directors. Assuming a quorum of the shareholders is present in person or by proxy at the Annual Meeting, a plurality of the votes cast is required for the election of Directors. As a result, the three nominees who receive the highest number of votes cast will be elected. Any shares voted to “Withhold Authority” will have no effect on the outcome of the election of directors. Broker non-votes, which relate to shares for which “street” or “nominee” holders do not obtain voting instructions from the beneficial holders and cannot or do not choose to vote the shares on a discretionary basis, are not counted as votes cast.  However, shares voted to Withhold Authority and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

How Can I Revoke My Proxy?

If you are a registered owner and have sent in your proxy, you may change your vote by revoking your proxy by means of any one of the following actions which, to be effective, must be taken before your proxy is voted at the Annual Meeting:

•                  Sending a written notice to revoke your proxy to the Secretary of the Company, at 12777 High Bluff Drive, #100, San Diego, CA 92130.  To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•                  Transmitting a proxy by mail at a later date than your prior proxy.  To be effective, the later dated proxy must be received by the Company before the Annual Meeting commences.  If you fail to date or to sign that proxy, however, it will not be treated as a revocation of an earlier dated proxy.

•                  Attending the Annual Meeting and voting in person or by proxy in a manner different then that the instructions contained in your earlier proxy.

However, if your shares are held by a broker or other nominee holder, you will need to contact your broker or the nominee holder if you wish to revoke your proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is certain information, as of July 31, 2005, regarding the shares of our common stock that were owned, beneficially, by (i) each person who we know owns 5% or more of the outstanding shares of our common stock, (ii) each director and nominee for director, (iii) each of the current executive officers of the Company who are named in the Summary Compensation Table (the “Named Officers”), and (iv) all of the current directors, nominees and executive officers as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Outstanding

The Chipman First Family Limited Partnership (1)	803,500	9.46%
Jerry F. Englert (2)	622,656	7.33%
J. Gary Burke (3)	437,650	5.27%
Robert Eprile (4)	428,768	5.13%
Gary Lewis Evans (5)	164,657	1.96%
Patrick A. Dunn (6)	64,554	*
Andrew J. Micheletti (7)	39,521	*
Michael Berengolts (8)	41,341	*
Theodore C. Allrich (9)	65,141	*
Paul Grinberg (10)	4,722	*
Thomas J. Pancheri (11)	143,336	1.72%
Connie M. Paulus (12)	184,636	2.20%
Gordon L. Witter (13)	107,296	1.29%
All directors, director nominees and executive officers as a group (13 persons) (14)	3,107,778	33.76%

*                      Less than one percent.

(1)             The address for The Chipman First Family Limited Partnership is P.O. Box 7216, Incline Village, Nevada 89452.  Also includes 190,400 shares of common stock currently issuable upon conversion of our Series A preferred stock, based on the current effective conversion price of $10.50 per share.

(2)             Includes options to purchase 97,456 shares of our common stock exercisable within 60 days of July 31, 2005.  Also includes 95,200 shares of common stock currently issuable upon conversion of our Series A preferred stock, based on the current effective conversion price of $10.50 per share, held by The Englert Family Trust. Mr. Englert is a co-trustee of The Englert Family Trust. Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 11,050 and 2,500 shares, respectively.

(3)             The address for J. Gary Burke is P.O. Box 248, Hubbard, Ohio 44425.  Excludes 12,000 shares held by the children of Mr. Burke who does not have voting or dispositive power over these shares.

(4)             Includes options to purchase 54,768 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 8,949 and 1,800 shares, respectively.

(5)             Includes options to purchase 111,157 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase 62,852 shares of our common stock as of July 31,2005.

(6)             Includes options to purchase 64,554 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase 20,446 shares of our common stock as of July 31, 2005.

(7)             Includes options to purchase 37,021 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 71,729 and 5,000 shares, respectively.

(8)             Includes options to purchase 37,054 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase 26,946 shares of our common stock as of July 31, 2005.

(9)             Includes options to purchase 34,917 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 10,448 and 2,300 shares, respectively.

(10)       Includes options to purchase 4,722 shares of our common stock exercisable within 60 days of July 31, 2005.  Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 12,178 and 2,300 shares, respectively.

(11)       Includes options to purchase 40,336 shares, respectively, of our common stock exercisable within 60 days of July 31, 2005.  Also includes 90,125 shares, 7,875 shares and 5,000 shares of our common stock held by The Thomas J. Pancheri Separate Property Trust, Pancheri Enterprises and TJP Enterprises, Inc., respectively. Mr. Pancheri is the sole trustee of The Thomas J. Pancheri Separate Property Trust, the sole general partner of Pancheri Enterprises and the chief executive officer and sole director of TJP Enterprises, Inc.  Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as July 31, 2005 of 8,949 and 1,800 shares, respectively.

(12)       Includes options to purchase 40,336 shares of our common stock exercisable within 60 days of July 31, 2005.  Also includes 23,800 and 23,800 shares of common stock currently issuable upon conversion of our Series A preferred stock, based on the current effective conversion price of $10.50 per share, held by Ms. Paulus and the Penfield Group LLC, respectively. Ms. Paulus is the managing member of the Penfield Group LLC. Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 8,949 and 1,800 shares, respectively.

(13)       Includes options to purchase 40,336 shares of our common stock exercisable within 60 days of July 31, 2005.  Also includes 9,520 shares of common stock currently issuable upon conversion of our Series A preferred stock, based on the current effective conversion price of $10.50 per share. Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 8,949 and 1,800 shares, respectively.

(14)       Includes options to purchase 562,657 shares of our common stock exercisable within 60 days of July 31, 2005.  Also includes 342,720 shares of common stock currently issuable upon conversion of our Series A preferred stock, based on the current effective conversion price of $10.50 per share.  Excludes unexercisable options to purchase shares of our common stock and unvested grants of our common stock as of July 31, 2005 of 251,445 and 19,300 shares, respectively.

ELECTION OF DIRECTORS

(Proposal No. 1)

Three directors will be elected at the Annual Meeting to hold office for a three-year term expiring at the 2008 Annual Shareholders Meeting or until their successors are elected and have qualified.  The Board of Directors has nominated the persons named below for election to the Board.  Unless otherwise instructed, the proxy holders named in the enclosed proxy intend to vote the proxies received by them for the election of three of these nominees.  If, prior to the Meeting, any nominee of the Board of Directors becomes unable to serve as a director, the proxy holders will vote the proxies received by them for the election of a substitute nominee selected by the Board of Directors.

Vote Required and Recommendation of the Board of Directors

Under Delaware law, the three nominees receiving the most votes cast in the election of Directors by holders of shares of common stock present or represented by proxy and entitled to vote at the Meeting will be elected to serve as Directors of the Company for the ensuing three years.  As a result, shares as to which the authority to vote is withheld, which will be counted, and broker non-votes, which will not be counted, will have no effect on the outcome of the election of directors.

If any record shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes in the election of Directors, the proxy holders shall have the discretion to allocate and cast the votes represented by the proxies they hold among the nominees named below in such proportions as they deem appropriate in order to elect as many of those nominees as is possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees

The following sets forth the names and a brief description of the principal occupation and recent business experience of each of the nominees selected by the Board of Directors for election to the Company’s Board of Directors at the Annual Meeting:

Nominees for Election at 2005 Annual Meeting

Theodore C. Allrich.  Mr. Allrich has served as Vice Chairman of the board of directors of BofI Holding since 1999.  Mr. Allrich is the founder of the financial educational website, The Online Investor (www.theonlineinvestor.com), based on his book of the same name, and served as an investment advisor with his own firm, Allrich Investment Management, from June 1991 to June 2003.  Prior to starting his own firm, Mr. Allrich spent 20 years with various Wall Street brokerage firms, where he was involved with investment banking, fixed income sales and management, specializing in mortgage-backed securities, institutional equity sales and trading.  His last position with a brokerage firm was in 1990 as the regional manager for high grade fixed income investments with Drexel Burnham Lambert in San Francisco.  Mr. Allrich holds a Bachelor of Arts degree from the University of California at Davis and a Master of Business Administration degree in Finance from Stanford University.  Mr. Allrich is 59.

John Gary Burke.  Mr. Burke is President and sole shareholder of Truck World, Inc., a wholesale and retail petroleum marketing company, based in the Youngstown, Ohio area.  Truck World, Inc. is a retail jobber for Shell Oil and Marathon Ashland Petroleum.  Since founding the company in 1972, he has built, developed, opened and operated convenience stores and truck stops.  Additionally, in 1980, Mr. Burke acquired and operated four pipeline terminals on the Buckeye Pipeline System and became involved with various aspects of distribution, including: scheduling, trading and hedging.  Mr. Burke served as a Director of the Ohio Petroleum Marketing Association for nine years during this time.  Mr. Burke is also President and sole shareholder of J. Gary Burke Corporation, a real estate holding company that owns and manages properties in various states.  Most recently, J. Gary Burke Corporation processed the entitlements and developed the site improvements for a 40-acre industrial park in Otay Mesa, California.  Before serving in the United States Navy as a Naval Aviator from 1968 to 1971, Mr. Burke earned his BSME degree from the University of Miami, Florida. Mr. Burke has been a shareholder of the Company since 1999.  Mr. Burke is 60.

Michael A. Chipman.  Mr. Chipman is an investor and the founder of ChipSoft, Inc., the original owner and developer of TurboTax, the leading income tax preparation software program for consumers and small businesses.  Mr. Chipman served as President and Chief Executive Officer of ChipSoft, Inc. until 1990, and as Vice Chairman until 1993 when ChipSoft Inc. merged with Intuit, Inc.  Since 1993, Mr. Chipman, has managed a variety of family investments including ownership interests in commercial real estate, technology companies and a professional sports franchise.  Mr. Chipman earned his Bachelor of Science degree in Computer Science from the United States Air Force Academy.  Mr. Chipman and his wife, Evelyn Chipman, control The Chipman First Family Limited Partnership, which has been a shareholder of the Company since 1999.  Mr. Chipman is 58.

Terms Expiring at the 2005 Annual Meeting

Theodore C. Allrich.  A brief description of the principal occupation and recent business experience of Mr. Allrich is provided above.

Robert Eprile.  Mr. Eprile has served as a member of the board of directors of BofI Holding since July 1999.  Mr. Eprile is a founder of US Encode Corporation and has served as President since June 2002.  US Encode develops and markets a proprietary authentication technology to secure credit card and other financial transactions over the Internet.  Mr. Eprile also serves as an outside director on the board of Compliance Coach, an e-learning company that provides online compliance training to financial services companies.  From October 1996 to May 1999, Mr. Eprile served as Chairman of the Ashton Technology Group, a developer of electronic commerce and electronic transactional systems for the financial services industry.  Mr. Eprile was a founder of Universal Trading Technologies Corporation (UTTC), which develops and markets electronic trading systems, and served as its President and CEO from March 1995 to May 1999.  Mr. Eprile holds a Bachelor of Arts degree from Oberlin College in Ohio and a Master of Business Administration degree from Stanford University.  For personal reasons, Mr. Eprile has decided not to seek re-election and his term will end at the 2005 Annual Meeting.  Mr. Eprile is 51.

Terms Expiring at the 2006 Annual Meeting

Jerry F. Englert.  Mr. Englert has served as Chairman of the board of directors of BofI Holding since July 1999 and as President and Chief Executive Officer of BofI Holding from July 1999 to October 2004.  Since May 2003, Mr. Englert has been Director of Strategic Planning and Financial Relations for Hollis-Eden Pharmaceuticals, Inc.  He was a founder of Bank Del Mar and its Vice Chairman from 1989 to 1994.  Mr. Englert served as the President, Chief Executive Officer and a Director of Winfield Industries from 1972 until it was sold to Maxxim Medical in 1991.  From 1968 to 1972, he was Vice President of Marketing for IVAC Corporation, and, from 1963 to 1968, he was a Regional Sales Manager for Baxter Health Care, Inc. Mr. Englert holds a Bachelor of Arts degree from Morris Harvey College.  In addition, Mr. Englert received an honorary Ph.D. from the University of Charleston.  Mr. Englert is 64.

Gary Lewis Evans.  Mr. Evans has served as President and Chief Executive Officer of Bank of Internet USA since its formation and as a member of the board of directors of BofI Holding since April 2004.  Mr. Evans has also served as President and Chief Executive Officer of BofI Holding since October 2004.  Mr. Evans has over 30 years of experience in the operation and management of commercial and savings banks. He served as President of La Jolla Bank from June 1988 to June 1996.  In June 1996, he formed an Internet marketing and development consulting company.  Mr. Evans also co-authored the 1997 McGraw-Hill publication, The Financial Institutions Internet Sourcebook, and was a key participant in the educational video, The ABC’s of Internet Banking, American Bankers Association.  Mr. Evans has published the “Investment Management and Tactics” chapter for the 1989 book, Savings and Loan Investment Management published by Sheshunoff and Company.  Mr. Evans currently is a member of the CFA Institute, Charlottesville Virginia and the CFA Society of San Diego, Inc.  Mr. Evans holds a Bachelor of Science degree in Business Administration, as well as a Masters of Science degree in Finance, from California State University at Northridge.  Mr. Evans is 56.

Paul Grinberg.  Mr. Grinberg has served as a member of the board of directors of BofI Holding since April 2004.  Mr. Grinberg serves as the Executive Vice President, CFO and Treasurer of Encore Capital Group, Inc. (ECPG), a purchaser of charged-off, unsecured consumer loans, where he has been employed since September 2004.  Mr. Grinberg also serves as the President and CEO of Brio Consulting Group, Inc., a company he founded that provides financial consulting services, primarily to small and mid-size private equity and venture-backed companies, since May 2003.  From May 2000 to April 2003, Mr. Grinberg was the Chief Financial Officer of Stellcom, Inc., a systems integration firm focused on providing mobile and wireless technology solutions to Fortune 1000 companies.  From July 1999 to April 2000, Mr. Grinberg was the Executive Vice President and Chief Financial Officer for TeleSpectrum Worldwide, Inc. (TLSP), a leading provider of direct marketing and multichannel CRM solutions to Fortune 1000 companies in the United States and Canada.  In July 1999, TeleSpectrum acquired International Data Response Corporation, where Mr. Grinberg served as Executive Vice President and Chief Financial Officer since February 1997. From September 1983 to January 1997, Mr. Grinberg held several positions at Deloitte & Touche LLP, the most recent of which was as a partner in the firm’s Merger & Acquisition Services Group.  Mr. Grinberg is licensed as a CPA in the state of New York. Mr. Grinberg holds a Bachelor of Science degree in accounting from Yeshiva University and a Masters of Business Administration degree in Finance from Columbia University’s Graduate School of Business.  Mr. Grinberg is 44.

Terms Expiring at the 2007 Annual Meeting

Thomas J. Pancheri.  Mr. Pancheri has served as a member of the board of directors of BofI Holding since July 1999.  Since July 1981, Mr. Pancheri has served as the President of San Diego Pension Consultants, Inc., a company specializing in the design and administration of retirement plans.  San Diego Pension Consultants is the main division of Pen/Flex, Inc., which services qualified plans, primarily in the San Diego area.  Mr. Pancheri is active in the National Institute of Pension Administrators and was the Charter President of the San Diego chapter.  In addition, he has been a member of the Western Pension & Benefits Conference since 1980.  Mr. Pancheri is 45.

Connie M. Paulus.  Ms. Paulus has served as a member of the board of directors of BofI Holding since July 1999.  Ms. Paulus is a scientist specializing in transgenic technology and has more than 20 years of laboratory experience, including appointments at Washington State University, UC Irvine Medical Center, The Salk Institute for Biological Sciences and the University of California at San Diego.  From January 1992 to December 1999, Ms. Paulus served as a research associate at the University of California at San Diego, managing the transgenic animal facility.  She also participates in a family owned business specializing in residential and commercial land development and real estate lending.  Ms. Paulus holds a Bachelor of Science degree from Western Washington University and a Masters of Science degree from Washington State University.  Ms. Paulus is 45.

Gordon L. Witter.  Mr. Witter has served as a member of the board of directors of BofI Holding since July 1999.  Following his retirement as a Chief Pilot for American Airlines, Captain Witter formed Witter Associates, a flight operations consulting firm, where he has been serving as President since April 1995.  He is a co-founder of Air Carrier Associates, Inc., a firm specializing in risk management issues for airline and general aviation clients and has been its Managing Partner from July 1997 to the present.  Mr. Witter serves as Treasurer of the Sharp Healthcare Foundation and as Chairman of the San Diego Aerospace Museum and is on the Greater San Diego Chamber of Commerce Military Affairs Council.  Mr. Witter is 70.

There are no family relationships among any of the officers or directors.

THE BOARD OF DIRECTORS

The Role of the Board of Directors

In accordance with our Bylaws and Delaware law, the Board of Directors oversees the management of the business and affairs of the Company.  The members of the Board also are the members of the Board of Directors of the Bank, which accounts for substantially all of the Company’s consolidated operating results.  The members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, including the Bank, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

As reflected in our Corporate Governance Guidelines discussed in greater detail below, our Board members are encouraged to prepare for and attend all Board of Director and shareholder meetings and the meetings of the Board committees on which they are members.  During the 2005 fiscal year, the Boards of Directors of the Company and the Bank held a total of 11 meetings and 11 meetings, respectively, and all of the directors attended at least 75 percent of the total of those meetings and the meetings of the Board committees on which they served.  Seven of our directors attended our Annual Meeting of Shareholders held in September 2004.  Thomas Pancheri was absent.

Board Composition

Our board of directors is authorized to have up to ten members and eight members are currently on the board.  In accordance with the terms of our amended and restated certificate of incorporation and bylaws, our board of directors was divided into three classes, class I, class II and class III, with each class serving staggered three-year terms. The members of the classes are divided as follows:

•             the class I directors are Messrs. Eprile and Allrich, and their terms will expire at the 2005 annual meeting of stockholders;

•             the class II directors are Messrs. Englert, Grinberg and Evans, and their terms will expire at the 2006 annual meeting of stockholders; and

•             the class III directors are Messrs. Witter and Pancheri and Ms. Paulus, and their terms will expire at the 2007 annual meeting of stockholders.

The authorized number of directors may be changed only by resolution of the board of directors.  Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one third of the directors.  This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.  Our directors will hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal for cause by the affirmative vote of the holders of a majority of our outstanding stock entitled to vote on election of directors.

The board of directors has passed a resolution to increase the number of directors to nine.

Director Independence

The Board has determined that five members of the Board are independent under the definition of independence set forth in NASDAQ’s listed company rules. Mr. Evans is not independent because he is our Chief Executive Officer.  Mr. Allrich and Mr. Englert are not independent because each served as a consultant to our company from February 2003 to January 2004 in connection with our capital raising efforts.  In reaching these conclusions, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the non-management directors.  The Board determined that any relationships that now exist, or may have existed in the past, between the Company and any of the non-management directors have no material effect on their independence.

In accordance with the Board’s independence evaluation, five out of eight of the current members of the Board are independent directors.  In addition, all of the members of the Audit and Compensation Committees of the Board are independent directors.

Communications with the Board

Shareholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Chairman of the Board of Directors, c/o Corporate Secretary, BofI Holding, Inc., 12777 High Bluff Drive #100, San Diego, CA 92130.  The Corporate Secretary will review and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that he/she otherwise determines requires their attention.  Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Board’s Audit Committee.

Corporate Governance Principles

Our Directors are committed to having sound corporate governance principles that assist them in fulfilling their oversight duties.  These principles are essential to maintaining the Company’s integrity in the marketplace.  In January 2005, our Board formally adopted Corporate Governance Guidelines of BofI Holding, Inc. (the “Governance Guidelines”), which include a number of the practices and policies under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the new requirements under the NASDAQ’s listed company rules and the Sarbanes-Oxley Act of 2002.  Some of the principal subjects covered by our Governance Guidelines include:

•                  Director Qualifications, which include a Board candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to Board responsibilities, taking into account the candidate’s employment and other board commitments.

•                  Responsibilities of Directors, including acting in the best interests of all shareholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending Board and Board committee meetings; and providing active, objective and constructive participation at those meetings.

•                  Director Access to management and, as necessary and appropriate, independent advisors, including encouraging presentations to the Board from the officers responsible for functional areas of our business.

•                  Maintaining Adequate Funding to retain independent advisors for the Board, and also for its standing committees as the members of those committees deem to be necessary or appropriate.

•                  Annual Performance Evaluation, including an annual self-assessment of the performance of the Compensation Committee.

•                  Regularly Scheduled Executive Sessions, without management will be held by the Board. In addition, the Audit Committee meets with the Company’s outside auditors separately from management.

Code of Business Conduct

We have adopted a Code of Business Conduct for our directors, officers and employees and a specific Code of Ethics that applies to our Chief Executive Officer and Chief Financial Officer.  A copy of our Code of Business Conduct and Code of Ethics can be found at the Corporate Governance section of our website at www. bofiholding.com.  We intend to disclose, at this location on our website, any amendments to that Code and any waivers of the requirements of that Code that may be granted to our Chief Executive Officer or Chief Financial Officer.

Other Governance Matters

In addition to the governance initiatives discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the certification rules became applicable to us.  We also have adopted charters for our Board committees in compliance with NASDAQ listed company rules.

You can access our Board committee charters, and other corporate governance materials, news releases and SEC filings, by visiting the Investor Relations section of our website at www.bofiholding.com.

Committees of the Board of Directors

The Board has three standing committees:  Audit, Compensation and Nominating.  Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in 2004/2005 is set forth below.

Audit Committee. The members of the Audit Committee are Paul Grinberg, its Chairman, Thomas Pancheri and Gordon Witter.  All of the members of the Audit Committee are independent directors within the meaning of the NASDAQ listed company rules and meet the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.  Our Board of Directors has determined that Mr. Grinberg meets the definitions of “audit committee financial expert” adopted by the Securities and Exchange Commission (the “SEC”) and included in NASDAQ’s rules for listed companies.  The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent public accountants engaged to audit the Company’s financial statements.  Our Board of Directors, upon the recommendation of the Audit Committee, approved that charter.  A copy of that Audit Committee Charter, which complies with applicable NASDAQ rules, is accessible at the Investor Relations section of our website at www.bofiholding.com.  The Audit Committee held six meetings during fiscal 2005.  The Audit Committee also meets with our outside auditors and members of management, separately.

Compensation Committee. The Compensation Committee is comprised of the following directors, all of whom are independent (as defined in the applicable NASDAQ listed company rules): Gordon Witter, who serves as the Committee’s Chairman, Paul Grinberg, Bob Eprile and Thomas Pancheri.  The Compensation Committee reviews and approves the salaries and establishes incentive compensation and other benefit plans for our executive officers.  Our Board of Directors has approved a charter setting forth the role and responsibilities of the Compensation Committee.  A copy of that charter, which complies with applicable NASDAQ rules, is accessible at the Investor Relations section of our website at www.bofiholding.com.  The Compensation Committee held eight meetings during 2005.

Nominating Committee. The members of the Nominating Committee are Bob Eprile, its Chairman, Paul Grinberg, Michelle Paulus and Gordon Witter.  The Committee will identify and screen new candidates for Board membership.  All members of the Committee are an “independent director” within the meaning of the NASDAQ listed company rules.  The Board has adopted a charter setting forth the responsibilities of the Nominating Committee.  A copy of that charter, which complies with applicable NASDAQ rules, is accessible at the Investor Relations section of our website at wwwbofiholding.com. The Committee met one time during 2005 in its role as Nominating Committee.

The Director Nominating Process.  In identifying new Board candidates, the Nominating Committee will seek recommendations from existing board members and executive officers.  The Committee also has the authority to engage an executive search firm and other advisors, as it deems appropriate to assist it identifying qualified candidates for the Board.

In considering potential new directors and officers, the Committee will review individuals from various disciplines and backgrounds.  Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with the Company’s industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Committee’s attention, there is the further consideration of whether the individual has the time available to devote to the work of the Board and one or more of its committees.

A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on the Board.  In making its selection, the Committee will bear in mind that the foremost responsibility of a director of a Company is to represent the interests of the stockholders as a whole.

Director Compensation

Our directors who are also employees of our company receive no additional compensation for their services as directors.  Our non-employee directors receive $2,000 per month for serving on our board and are reimbursed for travel expenses and other out-of-pocket costs of attending board and committee meetings.  The chairman of the board of directors receives an additional $500 per month ($2,500) for serving as chairman.  The chairman of the Audit Committee receives $5,000 per quarter in addition to his monthly fee.  Our non-employee and employee directors are eligible to receive options and shares of common stock directly under our 2004 Stock Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (referred to as the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file reports of ownership and reports of changes in ownership of common stock with the Securities and Exchange Commission.  The Exchange Act requires officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms and certifications furnished to us, we believe that all of our directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them during the 2005 fiscal year, except for our director Gordon Witter and our shareholder Michael Chipman who filed Form 4’s late. Mr. Witter filed one Form 4 late for two stock purchase transactions.  Mr. Chipman, on behalf of the Chipman First Family Limited Partnership, filed one Form 4 late for one stock purchase transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation we paid during the fiscal year ended June 30, 2005 to our Chief Executive Officer and each of our other most highly compensated executive officers who earned more than $100,000 during that fiscal year.  We refer to these individuals in this proxy as the “named executive officers.”   In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits received by the executive officers named in the table below that do not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for these executed officers.

	Annual Compensation		Long Term Compensation
Name and Principal Position	Salary	Bonus (1)	Shares Underlying Options	All Other Compensation
Gary Lewis Evans President and Chief Executive Officer of BofI Holding and Bank of Internet USA	$179,654	$28,275	—	$—
Patrick A. Dunn (2) Vice President and Chief Credit Officer of Bank of Internet USA	159,709	266,533	—	—
Andrew J. Micheletti Chief Financial Officer of BofI Holding; Vice President and Chief Financial Officer of Bank of Internet USA	150,308	45,992	—	—
Michael J. Berengolts Vice President and Chief Technology Officer of Bank of Internet USA	119,808	9,917	—	—

(1)          Includes employment agreement bonuses earned during the 2005 fiscal year.

(2)          Mr. Dunn’s bonus amount includes a special, one-time $250,000 employment agreement bonus earned based upon the bank’s asset growth.

Option Grants in Fiscal Year Ended June 30, 2005

There were no stock options granted to each of our named executive officers during the fiscal year ended June 30, 2005.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning exercisable and unexercisable stock options held by each of the named executive officers at June 30, 2005.  The value of unexercised in-the-money options is based on the closing price of our stock on June 30, 2005, $9.04 per share, multiplied by the number of shares underlying the options.  All options were granted under our amended and restated 1999 stock option plan.

	Shares Acquired On	Value	Number of Shares Underlying Unexercised Options at June 30, 2005		Value of Unexercised In-the-Money Options at June 30, 2005
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Gary Lewis Evans	—	—	109,080	24,929	$444,730	$6,363

Patrick A. Dunn	—	—	63,167	16,833	$250,381	$4,244

Andrew J. Micheletti	—	—	34,417	24,333	$106,094	$21,219

Michael J. Berengolts	—	—	36,267	7,733	$148,531	$4,244

Employment Agreements

The Bank, the Company’s principal subsidiary, has entered into an employment agreement with each of the named executive officers to ensure that the Bank will be able to maintain a stable and competent management base.  The Bank entered into the agreements effective July 2003.  The original term of the agreements is three years; however, the agreements automatically renew in one-year increments unless terminated by either party.  Below is a summary of the terms of the employment agreements.

Base salary.  The employment agreement provides for a base salary that was determined according to competitive pay practices, level of responsibility, prior experience and breadth of knowledge.  The Bank used its discretion rather than a formal weighting system to evaluate these factors and to determine individual base salary levels.  The agreement defines annual base salary increases.  The Compensation Committee reviews the base salary defined in the agreement periodically.

Annual incentive bonus.  Named officers are awarded annual incentive bonuses based on quantitative criteria defined in the employment agreement.  The criteria are based on the Bank’s profitability and asset growth.  No more than one-half of the bonus may be paid in cash and the remainder contributed to the named officer’s deferred compensation plan.  The employment agreement defines a three-year vesting period.

One-time deferred compensation.  As provided by the employment agreement, the Bank contributed a one-time amount to the named officers deferred compensation plan.  The deferred compensation and all earnings shall vest incrementally over a five-year period.

Change of control.  In the event the Bank terminates a named officer’s employment for any reason other than for cause, then the Bank must (a) pay that officer normal compensation in effect through the date of termination; (b) pay that officer a severance payment equal to twelve times his then-current base monthly salary, payable at the option of our board of directors either in one lump sum or in twelve equal installments; and (c) continue group insurance benefits for that officer for one year from termination or until that officer commences work with a new employer providing group medical insurance benefits to that officer.  In addition, if a named officer’s employment is terminated for any reason other than for cause, or that officer’s employment is terminated due to death or disability, then all stock options currently held by such officer will fully vest as of the termination date.

Deferred Compensation Plans

Effective January 1, 2003, we adopted the Bank of Internet USA Nonqualified Deferred Compensation Plan to provide designated key executive and management employees with an opportunity to defer additional compensation beyond the limitations imposed on our 401(k) plan by the Internal Revenue Code.  Our deferred compensation plan allows eligible employees to elect to defer up to 100% of their compensation, including commissions and bonuses.  Although the plan provides that we may make discretionary contributions to a participant’s account, no such discretionary contributions have been made to date.  Participant deferrals are fully vested at all times, and discretionary contributions, if any, will be subject to a vesting schedule specified by us.  The liabilities associated with the plan are unfunded and unsecured.  All four of our currently eligible employees currently participate in the plan. We also have a substantially similar deferred compensation plan for our outside directors, of whom one director currently is a participant.

Certain Transactions

In the ordinary course of its business, the Bank makes loans to and engages in other banking transactions including maintaining deposit accounts with its directors, their associates, Mr. Chipman and Mr. Burke.  Such loans and other banking transactions are made on the same terms, including interest rates and collateral securing the loans, as those prevailing at the time for comparable transactions with persons of comparable creditworthiness who have no affiliation with the Company or the Bank.  In addition, such loans are made only if they do not involve more than the normal risk of collectibility of loans made to non-affiliated persons and do not present any other unfavorable features.

Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee. The members of the Compensation Committee in 2005 were Gordon Witter, the Committee’s Chairman, and Paul Grinberg, Bob Eprile and Thomas Pancheri, each of whom was determined by the Board of Directors to be independent within the meaning of that term in the NASDAQ’s listed company rules.

No Interlocks. No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for approving salaries, awarding bonuses and granting options to the named officers and other key personnel and overseeing the development and implementation of compensation and benefit programs, including the Company’s incentive stock plans, that are designed to enable the Company to retain existing, and attract new, management personnel and thereby remain competitive with other financial institutions.

The following report is submitted by the Compensation Committee members, with respect to the executive compensation policies established by the Committee and the compensation of executive officers for the fiscal year ended June 30, 2005.

Compensation Policies and Objectives

In adopting, and also evaluating the effectiveness of, compensation programs for executive officers, as well as other management employees of the Company, the Committee is guided by three basic principles:

•                  The Company must be able to attract and retain highly qualified and experienced banking professionals with proven performance records.

•                  A substantial portion of annual executive compensation should be tied to the Bank’s performance, measured in terms of profitability, asset growth and asset quality and other factors that can affect the financial performance of the Bank.

•                  The financial interests of the Company’s senior executives should be aligned with the financial interests of the shareholders, primarily through stock option grants, which reward executives for improvements in the market performance of the Company’s common stock.

Attracting and Retaining Executives and Other Key Employees

There is substantial competition among banks and other financial institutions and financial service organizations for qualified banking professionals.  In order to retain executives and other key employees, and to attract additional well-qualified banking professionals when the need arises, the Company strives to offer salaries and health care, retirement and other employee benefit programs to its executives and other key employees which are competitive with those offered by other banks and financial services organizations.  In addition, we need skilled traditional bankers that can adapt to the Internet delivery channel that includes marketing and communications.

In establishing salaries for the named officers and other executives, the Compensation Committee reviews (i) the historical performance of those officers and other executives; and (ii) available information regarding prevailing salaries and compensation programs at banks and other financial services organizations which are comparable, in terms of asset-size, capitalization and performance to the Bank. Another factor, which is considered in establishing salaries of executive officers, is the cost of living in Southern California, which generally is higher than in other parts of the country.

Elements of the Compensation Program

With a focus on both retention and reward, the Board of Directors decided it would be in the Company’s best interest to enter into a multi-year employment agreement with the named officers. Accordingly, the Bank entered into a three-year agreement with the named officers in 2004.  A description of the agreements is contained above in the section of this proxy statement entitled “Executive Compensation – Employment Agreement”.  An outside firm was utilized for assistance in the design of the program and all the employment agreements provide for a base salary, annual incentive bonus and a one-time deferred compensation entitlement.  Named officers are also provided with other benefits available to all eligible employees.

Base Salary

The employment agreement provides for a base salary that was determined according to competitive pay practices, level of responsibility, prior experience and breadth of knowledge.  The Company used its discretion rather than a formal weighting system to evaluate these factors and to determine individual base salary levels.  The agreement defines annual base salary increases subject to meeting asset growth targets.  The Compensation Committee reviews the base salary defined in the agreement periodically.

Annual Incentive Bonus

Named officers are awarded annual incentive bonuses based on quantitative criteria defined in the employment agreement.  The criteria are based on Company profitability and asset growth.  No more than one-half of the bonus may be paid in cash and the remainder contributed to the named officers deferred compensation plan.  The employment agreement defines a three-year vesting period.  The Compensation Committee may award a discretionary bonus as well.  For his contributions to the Company’s successful IPO in fiscal 2005, the Compensation Committee awarded Company CFO, Andrew Micheletti, a discretionary bonus in the amount of $30,000.

One-time Deferred Compensation

As provided by the employment agreement, the Company contributed a one-time amount to the named officers deferred compensation plan.  The deferred compensation and all earnings shall vest incrementally over a five-year period.

CEO Compensation

As defined in his employment agreement, total compensation paid to Mr. Evans for fiscal 2005 was a base salary of $179,654.  Mr. Evans earned bonuses totaling $28,275, including $15,000 for vesting one fifth of his $75,000 one time deferred compensation bonus and $13,275 for his incentive bonuses earned as a result of meeting certain profitability and asset growth goals.  As described above in “Annual Incentive Bonus”, one half or $9,000 of the 2005 bonus was earned and $9,000 will be vested over the next three fiscal years.  Mr. Evans also earned $4,275 for one-year’s vesting of his 2004 annual incentive bonus.  No other compensation was awarded to Mr. Evans outside the terms of his employment agreement.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Gordon Witter, Chairman
Bob Eprile
Paul Grinberg
Thomas Pancheri

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2005 (the “2005 financial statements”).

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm, Deloitte & Touché LLP (“Deloitte”), is responsible for auditing the financial statements and for expressing an opinion as to whether the financial statements present fairly the consolidated financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States.

The Audit Committee has reviewed and discussed the 2005 financial statements with management and Deloitte.  In addition, the Audit Committee has discussed the matters required pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Deloitte, has received written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed the independence disclosures and letter with Deloitte and has considered the compatibility of any non-audit services performed by Deloitte for the Company on its independence.  Based solely on the Audit Committee’s review of the matters noted above and its discussions with the Company’s auditors and the Company’s management, the Audit Committee recommended to the Board of Directors that the Company’s 2005 financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board of Directors

Paul Grinberg, Chairman
Thomas Pancheri
Gordon Witter

COMPANY STOCK PERFORMANCE

The following graph compares the stock performance of our common stock, after our initial public offering starting March 15, 2005 through June 30, 2005, with that of (i) the companies included in the U.S. NASDAQ Index, and (ii) the banks included in the American Community Bankers NASDAQ (ACBQ) Index:

The Stock Performance Graph assumes that $100 was invested in the Company on March 15, 2005 (which was the date on which the Company’s shares commenced trading on the NASDAQ National Stock Market), and in the ACBQ Index and that any dividends issued for the indicated periods were reinvested. The ACBQ Index generally includes all NASDAQ listed banks or thrifts or their holding companies, excluding the 50 largest banks or thrifts based on asset size.  Shareholder returns shown in the Performance Graph are not necessarily indicative of future stock performance.

INDEPENDENT PUBLIC ACCOUNTANTS

 Deloitte & Touche, LLP (“Deloitte”) audited the Company’s consolidated financial statements for the fiscal year ended June 30, 2005.  The Audit Committee’s Charter provides that the Audit Committee must pre-approve services to be performed by the Company’s independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of Deloitte pursuant to which it provided the audit services described below for the fiscal years ended June 30, 2005 and 2004.

The following table contains information regarding the aggregate fees charged to the Company by Deloitte for audit services rendered in connection with the audited consolidated financial statements and reports for the 2005 and 2004 fiscal years:

	Fees Charged
Nature of Services	2005	2004
Audit fees (1)	$150,000	$98,000
Audit-related fees (2)	543,000	—
Tax fees (3)	—	1,000
All other fees	—	—
	$693,000	$99,000

(1)          Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.

(2)          Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”.  This category includes fees stemming from the initial public offering of the Company’s common stock in March 2005, and miscellaneous audit-related inquiries throughout the fiscal year.

(3)          Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.  These services include assistance regarding the review of a franchise tax report for the fiscal year indicated.

SOLICITATION

We will pay the costs of soliciting proxies from our shareholders, and plan on soliciting proxies by mail.  In order to ensure adequate representation at the Annual Meeting, our directors, officers and employees may communicate with shareholders, brokerage houses and others by telephone, email, telegraph or in person, to request that proxies be furnished (but will not receive any additional compensation for doing so).  We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

SHAREHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any shareholder desiring to submit a proposal for inclusion in our proxy materials for our 2006 Annual Meeting of Shareholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the release of Company’s proxy materials for the 2005 Annual Meeting.  However, if the date of our Annual Meeting in 2006 changes by more than 30 days from the date on which our 2005 Annual Meeting is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2006 Annual Meeting.  Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested shareholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the meeting.  If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

By Order of the Board of Directors,

/s/ Gary Lewis Evans
Gary Lewis Evans
President and CEO

September 19, 2005

The Annual Report to Shareholders, including Form 10-K for the Company for the fiscal year ended June 30, 2005 is being mailed concurrently with this Proxy Statement to all Shareholders of record as of September 2, 2005.  The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

ADDITIONAL COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2005 WILL BE PROVIDED (WITHOUT EXHIBITS) TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, BOF I HOLDING, INC., 12777 HIGH BLUFF DRIVE #100, SAN DIEGO, CA 92130.

Attachment 1

AUDIT COMMITTEE CHARTER
OF
BOFI HOLDING, INC.

Approved:  January 24, 2005

Purposes, Authority & Funding

The audit committee (the “Committee”) of the board of directors (the “Board”) of BofI Holding, Inc., a Delaware corporation (the “Company”), is appointed by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.  In so doing, the Committee shall endeavor to maintain free and open communication between the Company’s directors, independent auditor and financial management.

The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations.  The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership

The members of the Committee (the “Members”) shall be appointed by the Board and shall serve at the discretion of the Board.  The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board. The following membership requirements shall also apply:

(i)                                     each Member must be “independent” as defined in NASD Marketplace Rule 4200(a)(15);

(ii)                                  each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the “Act”), subject to the exemptions provided in Rule 10A-3(c) under the Act;

(iii)                               each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

(iv)                              each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement; and

(v)                                 at least one (1) Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such Member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding subparagraph (i) above, one (1) director who (a) is not independent as defined in NASD Marketplace Rule 4200, (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder and (c) is not a current officer or employee of the Company or Family Member (as defined in NASD Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company’s next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.  A Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member’s reasonable control, the affected Member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to NASDAQ immediately upon learning of the event or circumstance that caused the non-compliance.  Further, if the Committee fails to comply with the requirements set forth in this “Committee Membership” section of the Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance; provided, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to NASDAQ immediately upon learning of the event or circumstance that caused the non-compliance.

Duties & Responsibilities

In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

Financial Statement & Disclosure Matters

1.     Oversee the Company’s accounting and financial reporting processes.

2.     Oversee audits of the Company’s financial statements.

3.     In the unlikely event that the Company would seek a “second opinion” with respect to the accounting treatment of a particular event or transaction, the Committee will review with the Company’s independent auditor, management and internal auditors any information regarding this “second” opinion.

4.     Review and discuss reports from the Company’s independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.     Review the Company’s annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices; and evaluate the adequacy and effectiveness of internal controls that could significantly affect the Company’s financial statements, as well as the adequacy and effectiveness of the Company’s disclosure controls and procedures and management’s reports thereon.

6.     Review all certifications provided by the Company’s principal executive officer and principal financial officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

7.     Review and discuss with management and the Company’s independent auditor the Company’s financial statements (including disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) prior to the filing with the SEC of any report containing such financial statements.

8.     If deemed appropriate, recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year.

Matters Regarding Oversight of the Company’s Independent Auditor

9.     Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee.

10.   Receive and review a formal written statement and letter from the Company’s independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented.

11.   Actively engage in a dialogue with the Company’s independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor.

12.   Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent auditor.

13.   Establish clear policies regarding the hiring of employees and former employees of the Company’s independent auditor.

14.   The Committee will review and pre-approve audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company’s independent auditor, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company’s applicable periodic reports.

15.   Ensure that the Company’s independent auditor: (a) has received an external quality control review by an independent public accountant (“peer review”) that determines whether the independent auditor’s system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (b) is enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines in accordance with NASDAQ requirements.

16.   Meet with the Company’s independent auditor prior to its audit to review the planning and staffing of the audit.

17.   Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit.

18.   Oversee the rotation of the lead (or coordinating) audit partner of the Company’s independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) years.

Matters Regarding Oversight of the Company’s Internal Audit Function

19.   Review the Internal Audit Charter and Internal Audit Plan annually and recommend approval to the Board.

20.   Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent auditor, internal auditors or management.

21.   Review the appointment of, and any replacement of, the Company’s senior internal auditing executive.

22.   Review the appointment of, and any replacement of, the Company’s senior internal auditing executive.

23.   Review the significant reports to management prepared by the Company’s internal auditing department and management’s responses.

Matters Regarding Oversight of Compliance Responsibilities

24.   Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

25.   Obtain reports from the Company’s management, senior internal auditing executive and independent auditor that the Company’s subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

26.   Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

27.   Review all related party transactions for potential conflict of interest situations on an ongoing basis and approves all such transactions (if such transactions are not approved by another independent body of the Board).

28.   Review and address any concerns regarding potentially illegal actions raised by the Company’s independent auditor pursuant to Section 10A(b) of the Act, and cause the Company to inform the SEC of any report issued by the Company’s independent auditor to the Board regarding such conduct pursuant to Rule 10A-1 under the Act.

29.   Obtain from the Company’s independent auditor assurance that it has complied with Section 10A of the Act.

Additional Duties & Responsibilities

30.   Review and reassess the adequacy of this Charter annually.

31.   Report regularly to the Board with respect to the Committee’s activities and make recommendations as appropriate.

32.   Review with the Company’s outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

33.   Provide oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments; and

34.   Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  Rather, those duties are the responsibility of management and the independent auditor.

Nothing contained in this Charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the State of Delaware.  Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company’s independent auditor.

Structure & Meetings

The Committee shall conduct its business and meetings in accordance with this Charter, the Company’s bylaws and any direction set forth by the Board.  The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members.  The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.  In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote.  The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year.  The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance.  The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company’s bylaws.  A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business.  Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

The Committee may meet with any person or entity in executive session as desired by the Committee.  The Committee shall meet with the Company’s independent auditors, at such times as the Committee deems appropriate, to review the independent auditor’s examination and management report.

Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee.  The Committee may form and delegate authority to subcommittees when appropriate.

Minutes

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

  DETACH PROXY CARD HERE

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE STOCKHOLDERS

BofI Holding, Inc.
October 14, 2005

The undersigned hereby appoints Jerry F. Englert, Gary Evans and Connie M. Paulus or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of BOFI Holding, Inc. (the “Company”) to be held October 14, 2005 at 8:00 AM, local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

(Continued, and to be marked, dated and signed, on the other side)

  DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

1.                        To elect Theodore C. Allrich, John Gary Burke and Michael A. Chipman as Class I directors to hold office until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified, the nominess listed below:

ELECTION OF DIRECTORS	☐ FOR all nominees listed	☐ WITHHOLD AUTHORITY to vote for all nominees listed	☐ *EXCEPTIONS

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “Exceptions” box and write that nominee’s name on the space provide below.)
EXCEPTIONS

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the above proposal. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

		Dated:	, 2005

Signature

Signature

Please Detach Here

  You Must Detach This Portion of the Proxy Card

Before Returning it in the Enclosed Envelope